                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT TO 1934

                                 April 28, 2005
                        (Date of earliest event reported)

                              TB WOOD'S CORPORATION
             (Exact name of registrant as specified in its charter)

                DELAWARE               1-14182           25-1771145
        (State of incorporation)     Commission        (IRS Employer
                                     File Number     Identification No.)

         440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA          17201
         (Address of principal executive office)         (Zip Code)

                                  717-264-7161
              (Registrant's telephone number, including area code)

                                    No Change
      (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 28, 2005 the Company issued a press release reporting the results of the first quarter 2005. All of the information furnished in this report and the accompanying exhibit shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any Company filing under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS

         (c)  Exhibits

          99.1 Press Release of the Company reporting the results of the first quarter 2005 dated April 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TB WOOD'S CORPORATION


By /s/ Joseph C. Horvath
------------------------
Vice President-Finance
(Principal Financial and Accounting Officer)

Date:   May 2, 2005

                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------   ------------------------------------------------------------------
Exhibit 99.1  Press Release of the Company reporting the results of the first quarter 2005